UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2005 (October 27, 2005)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

199 Benson Road, Middlebury, Connecticut		06749
(Address of principal executive offices)		(Zip Code)

(203) 573-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Conditions.

                On October 27, 2005, Chemtura Corporation (the “Company”) issued a press release announcing its financial results for the third quarter of 2005, which was furnished on Form 8-K on October 27, 2005.  The press release included supplemental financial information including, among other things, (i) a Supplementary Schedule setting forth segment sales and operating profit (loss) for the third quarter and nine months ended September 30, 2005 and 2004, and (ii) an Appendix setting forth the unaudited pro forma and non-GAAP segment sales and operating profit (loss), in each case, for each fiscal quarter of 2004, the 2004 fiscal year and the first three fiscal quarters of 2005.

                The operating profit (loss) information for the Company’s Plastic Additives and Specialty Additives segments for each fiscal quarter of 2004, the 2004 fiscal year and the nine months ended September 30, 2004 were incorrect in the Supplementary Schedule and the Appendix to the press release.  A copy of the corrected pages of the Supplementary Schedule and the Appendix is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.  These corrections do not impact the total segment operating profit (loss) for the applicable periods in 2004 as previously set forth in the Supplementary Schedule and the Appendix nor do they impact the previously issued financial statements of the Company.

Item  7.01        Regulation FD Disclosure.

                The announcement described in Item 2.02 above and Exhibit 99.1 are incorporated in this Item 7.01 by reference.

                The information contained in Exhibit 99.1 is being furnished under Items 2.02 and 7.02 of Form 8-K/A.  Such information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

*        *         *

(c)                                  Exhibits.

Exhibit Number	Exhibit Description
99.1	Corrected Supplementary Segment Results Included the Press Release issued October 27, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

	By:	/s/ Barry J. Shainman
	Name:	Barry J. Shainman
	Title:	Vice President and Secretary
Date: November 9, 2005

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Corrected Supplementary Segment Results Included in the Press Release issued October 27, 2005